COMMITMENTS AND CONTINGENCIES	12 Months Ended
Jun. 30, 2025
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

(a) Employment Agreements

The Company is party to certain employments agreements with key executives of the Company that contain clauses requiring additional payments of up to two times the annual entitlements under these agreements upon occurrence of certain events, such as a change of control. As a triggering event has not taken place, the contingent payments have not been reflected in these consolidated financial statements.

(b) Contingencies

(i) During the year ended June 30, 2023, the Company was identified as a defendant along with three other defendants (the “Other Defendants”) to a complaint in the Orange County Superior Court of California and for the State of California (the “Complaint”). The Complaint contains five causes of actions by the plaintiff (the “Plaintiff”), but only one of those causes of action, for injunctive relief, is asserted against the Company. The Complaint involves claims by the Plaintiff that at the request of the Other Defendants, the Plaintiff guaranteed a loan to acquire lab equipment for the benefit of the Other Defendants in the amount of $251,793. The Complaint claims that the Other Defendants failed to pay off the subject loan and converted the equipment, depriving the Plaintiff of the ability to foreclose and receive repayment. The cause of action for injunctive relief against the Company (as well as the Other Defendants) requests that the court issue an order setting forth title and control to the equipment. The Company currently leases this equipment from the Other Defendants. The Company has not been served the Complaint and there is no claim for damages against the Company presently in the Complaint.

The Company intends on defending this Compliant to the extent that a liability is imposed on the Company for the replacement of the equipment or for the monetary damages imposed on the Other Defendants. As at the date of these consolidated financial statements, it is premature, and not practical, to determine whether or not there will be any outflow and, if so, the amount of that outflow. Accordingly, no provisions have been made on the Company’s consolidated financial statements of position with respect to the Complaint. As at the reporting date, the Company has not been served with a lawsuit related to this Complaint.

(ii) On November 1, 2024, the Company became aware of a lawsuit filed in the Ontario Superior Court of Justice on September 26, 2024, by 10330698 Canada Inc. (“1033 Canada”), claiming approximately $1,900,000 (the “Claim”). The Company and other defendants were not properly served, and the Claim was filed without representation by a licensed lawyer, as required by Rule 15.01(2) of the Rules of Civil Procedure under the Courts of Justice Act.

On November 19, 2024, the Company preemptively filed a statement of defence, denying the allegations in the Claim and asserting that the Claim lacks merit. Additionally, the Company filed a counterclaim against 1033 Canada for breach of contract, seeking $800,000 in damages for unexpected liabilities and losses incurred due to misrepresentation by 1033 Canada. On December 20, 2024, 1033 Canada filed a Reply and Defence to Counterclaim in response to the Company's counterclaim.

As disclosed in Note 14, the Company has outstanding promissory notes with 1033 Canada.

As of the date of these consolidated financial statements, it is premature and impractical to determine the likelihood of the outcome of the legal proceedings, the potential inflow or outflow of economic benefits, or to estimate any related amounts. Accordingly, no adjustments have been made to the Company’s consolidated financial statements in relation to this Claim.